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                                 EXHIBIT 10.1

APOGEE TECHNOLOGY, INC. HAS OMITTED FROM THIS EXHIBIT 10.1 PORTIONS OF THE
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AGREEMENT FOR WHICH APOGEE TECHNOLOGY, INC. HAS REQUESTED CONFIDENTIAL TREATMENT
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FROM THE SECURITIES AND EXCHANGE COMMISSION.  THE PORTIONS OF THE AGREEMENT FOR
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WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED ARE MARKED WITH BRACKETS AND AN
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ASTERISK AND SUCH CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE
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SECURITIES AND EXCHANGE COMMISSION.
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                                  Amendment I
                                      To
          Development and Licensing Agreement, dated August 13, 1999

                                    Between
                       ALST Technical Excellence Center,
                       Altec Lansing Technologies, Inc.,
                                      And
                            Apogee Technology, Inc

     This Amendment ("Amendment"), effective as of this 1st day of February, 2001 (the "Effective Date"), is by and between ALST Technical Excellence Center, a Delaware corporation with offices in Kfar Saba, Israel (hereinafter referred to as "ALST") and Altec Lansing Technologies, Inc., a Pennsylvania corporation with offices located in Milford, Pennsylvania (hereinafter referred to as "Altec"), on the one hand, and Apogee Technology, Inc., a Delaware corporation with offices located in Norwood, Massachusetts (hereinafter referred to as "Apogee"), on the other hand (collectively, "Parties").

     WHEREAS, the Parties have entered into a Development and Licensing Agreement, dated August 13, 1999 (the "Agreement");

     WHEREAS, under the Agreement, Apogee has granted ALST non-exclusive rights with respect to Apogee-Enhanced Products;

     WHEREAS, under Section 5.5 of the Agreement, ALST is prohibited from allowing any third party other than STMicroelectronics ("STM") to manufacture Apogee-Enhanced Products;

     WHEREAS, Section 7.2.6 of the Agreement provides that Apogee shall be entitled to royalty payments [***];

     WHEREAS, Apogee and STM have been involved in negotiations over a proposed license agreement (the "STM License Agreement") whereby, among other
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provisions, Apogee would license certain technology to STM for incorporation into semiconductor products to be manufactured by STM;

     WHEREAS, in light of STM's manufacturing of Apogee-Enhanced Products on behalf of ALST under the Agreement, and STM's manufacturing of other products on behalf of Apogee under the STM License Agreement, the Parties wish to avoid potential conflicts between (i) royalties owed by ALST to Apogee under the Agreement and (ii) royalties owed to Apogee by STM under the STM License Agreement; and

     WHEREAS, the Parties wish to amend the Agreement to avoid such potential conflicts, as specified below;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Parties hereby amend the Agreement as follows:

1. Definitions. Except as otherwise expressly stated in this Amendment, all capitalized terms shall have the meaning ascribed to them in the Agreement.

2. Amendment to Section 7.2.6. Section 7.2.6 shall replaced in its entirety by the following:

     7.2.6.  STM Sales. The Parties agree that Apogee shall be entitled to
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             royalty payments set forth in this Section 7 [***]. Notwithstanding this obligation, during the term of the ST License Agreement [***], Apogee agrees that its receipt of royalty payments calculated and paid in accordance with [***] shall satisfy in full [***] royalty obligations [***] under this Agreement. The Parties further agree that Apogee shall accept royalty payments [***].

3. Additions to Section 7.3. The following Section 7.3.1 and Section 7.3.2 shall be added to Section 7.3 of the Agreement:

     7.3.1   Reports to ALST. Within thirty (30) days [***], Apogee shall report
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             in writing such amounts to ALST, along with pertinent royalty-
             related information.

     7.3.2   Reports to STM.  Apogee shall be entitled to provide to STM a
             ---------------
             periodic accounting of royalties it receives from ALST under this Agreement, along with pertinent royalty-related information.

4. Reaffirmation of Agreement; Conflicts. All other terms and conditions of the Agreement are hereby reaffirmed and ratified. In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized employees as of the date set forth above.


Apogee Technology, Inc.                        ALST Technical Excellence Center




By:/s/ David Spiegel                           By:/s/ Tom Freadman
   -----------------------------                  -----------------------------
   David Spiegel                                  Tom Freadman
   President                                      President



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